IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Mid Cap Value Fund
The fund’s Board of Trustees (Board) has approved changes to the fund proposed by DWS Investment Management Americas, Inc., the fund’s investment advisor (Advisor), in order to implement a new investment strategy for the fund, including: (i) a new fund name; (ii) a new investment objective; (iii) the replacement of the fund’s policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-cap companies that portfolio management believes are undervalued, but have favorable prospects for appreciation with the policy to invest at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equities, mainly common stocks, which meet the Advisor’s sustainability criteria at the time of investment; and (iv) a new benchmark. The changes to the fund described further below will become effective on or about September 23, 2019.
The following changes are effective on or about September 23, 2019:
DWS Mid Cap Value Fund is renamed DWS ESG Core Equity Fund. All references in the fund’s prospectus to DWS Mid Cap Value Fund will be superseded with DWS ESG Core Equity Fund.
The following information replaces the existing disclosure contained in the “INVESTMENT OBJECTIVE” section of the fund’s summary prospectus.
The fund seeks long-term growth of capital, current income and growth of income.
The following information replaces the existing similar disclosure in the “FEES AND EXPENSES OF THE FUND” section of the fund’s summary prospectus:
SHAREHOLDER FEES (paid directly from your investment)
	A	T	C	R	R6	INST	S
Maximum sales charge (load) imposed on purchases, as % of offering price	5.75	2.50	None	None	None	None	None
Maximum deferred sales charge (load), as % of redemption proceeds[1]	None	None	1.00	None	None	None	None
Account Maintenance Fee (annually, for fund account balances below $10,000 and subject to certain exceptions)	$20	None	$20	None	None	None	$20
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
	A	T	C	R	R6	INST	S
Management fee[2]	0.47	0.47	0.47	0.47	0.47	0.47	0.47
Distribution/service (12b-1) fees	0.24	0.25	1.00	0.50	None	None	None
Other expenses[3]	0.29	0.40	0.26	0.38	0.17	0.22	0.28
Total annual fund operating expenses	1.00	1.12	1.73	1.35	0.64	0.69	0.75
Fee waiver/expense reimbursement	0.00	0.08	0.00	0.06	0.00	0.00	0.00
Total annual fund operating expenses after fee waiver/expense reimbursement	1.00	1.04	1.73	1.29	0.64	0.69	0.75
1 Investments of $1,000,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of the original purchase date and 0.50% if redeemed within the following six months.
2 “Management fee” is restated to reflect the fund’s new management fee rate effective September 23, 2019.
3 ”Other expenses“ for Class T are based on estimated amounts for the current fiscal year.

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The Advisor has contractually agreed through September 30, 2020 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at 1.04% and 1.29% for Class T and Class R, respectively. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period for Class T and Class R) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Years	A	T	C	R	R6	INST	S
1	$671	$353	$276	$131	$65	$70	$77
3	875	589	545	422	205	221	240
5	1,096	844	939	734	357	384	417
10	1,729	1,572	2,041	1,619	798	859	930
You would pay the following expenses if you did not redeem your shares:
Years	A	T	C	R	R6	INST	S
1	$671	$353	$176	$131	$65	$70	$77
3	875	589	545	422	205	221	240
5	1,096	844	939	734	357	384	417
10	1,729	1,572	2,041	1,619	798	859	930
The following information replaces the existing similar disclosure under the “PRINCIPAL INVESTMENT STRATEGY” section of the fund’s summary prospectus.
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equities, mainly common stocks, which meet the Advisor’s sustainability criteria at the time of investment. Although the fund can invest in companies of any size and from any country, it invests primarily in large US companies. Portfolio management may favor securities from different industries and companies at different times.
Management process. In choosing stocks, portfolio management uses proprietary quantitative models to identify and acquire holdings for the fund. The quantitative models are research based and identify primarily fundamental factors, including valuation, momentum, profitability, earnings and sales growth, which have been effective sources of return historically. These are dynamic models with different factor weights for different industry groupings. The fund’s portfolio is constructed based on this quantitative process that strives to maximize returns while maintaining a risk profile similar to the fund’s benchmark index. Portfolio management may sell a security when its quantitative model indicates that other investments are more attractive, when the company no longer meets performance or risk expectations, or to maintain portfolio characteristics similar to the fund’s benchmark. All investment decisions are made within risk parameters set by portfolio management. The factors considered and models used by portfolio management may be adjusted from time to time and may favor different types of securities from different industries and companies at different times.
Prior to considering financial information, the security selection process evaluates an issuer based on Environmental, Social and Corporate Governance (ESG) criteria. An issuer’s performance across certain ESG criteria is summarized in a proprietary ESG rating which is calculated by DWS International GmbH, an affiliate of the Advisor, on the basis of data obtained from various ESG data providers. Primarily issuers with an ESG rating above a minimum threshold determined by the Advisor are considered for investment by the fund. The proprietary ESG rating for each issuer is derived from multiple factors, including:
■	Level of involvement in controversial sectors and weapons;
■	Adherence to corporate governance principles;
■	ESG performance relative to a peer group of issuers; and
■	Efforts to meet the United Nations’ Sustainable Development Goals.

The following disclosure is added under the “MAIN RISKS” section of the fund's summary prospectus.
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ESG investing risk. Investing primarily in investments that meet ESG criteria carries the risk that the fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of issuers and, therefore, may underperform funds that do not consider ESG factors.
Quantitative model risk. The fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the Advisor may not be successful in selecting companies for investment or determining the weighting of particular stocks in the fund’s portfolio. Any of these factors could cause the fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
The following information is added under the “AVERAGE ANNUAL TOTAL RETURNS” table in the “PAST PERFORMANCE” section of the fund’s summary prospectus.
Russell 1000® Index replaced the Russell Midcap® Value Index as the fund’s principal benchmark index because the Advisor believes that the Russell 1000® Index more accurately reflects the fund’s current investment strategies.
All disclosure and references in the “MAIN RISKS” section of the fund’s summary prospectus to “Value investing risk” and “Real estate securities risk” are hereby deleted.
Please Retain This Supplement for Future Reference
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